UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2016

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2016, the Board of Directors of The Manitowoc Company, Inc. (the “Company”) approved an amendment to the Company’s 2013 Omnibus Incentive Plan (the “Plan”) to reflect the effect of the spin-off (the “Spin-Off”) of the Company’s wholly-owned subsidiary, Manitowoc Foodservice, Inc., which occurred on March 4, 2016. The amendment adjusted the number of shares of the Company’s common stock reserved for future awards under the Plan to reflect the effect of the Spin-Off in accordance with the Plan’s provisions governing such adjustments. Following the adjustment, a total of 28,184,595 shares were available for future awards under the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: March 24, 2016	/s/ Louis F. Raymond
Louis F. Raymond
Vice President, General Counsel and Secretary